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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
            EXCHANGE ACT OF 1934

            DATE OF REPORT -- JANUARY 8, 1998




                          COMMISSION FILE NUMBER 1-8997


                           RAYONIER TIMBERLANDS, L.P.



                         A Delaware Limited Partnership
                I.R.S. Employer Identification Number 06-1148227


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000
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                           RAYONIER TIMBERLANDS, L.P.

                                TABLE OF CONTENTS




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         Item 5.  Other Events                                       1

         Item 7.  Financial Statements and Exhibits                  1

                  Signature                                          1

                  Exhibit Index                                      2
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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by Rayonier Inc. (Rayonier) on January 8, 1998, attached as Exhibit 99, providing information concerning
Rayonier's announcement of its election to purchase all of the 5,060,000 outstanding Class A Depositary Units of the Registrant on January 30, 1998 for a cash purchase price of $13.00 per unit.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  See Exhibit Index






                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RAYONIER TIMBERLANDS, L.P.
                                          (A Delaware Limited Partnership)



                                          BY:  RAYONIER FOREST RESOURCES
                                                COMPANY
                                               Managing General Partner

                                          BY:  KENNETH P. JANETTE
                                               Kenneth P. Janette
                                               Vice President and
                                               Corporate Controller

January 16, 1998




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                                  EXHIBIT INDEX



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
   EXHIBIT NO.                DESCRIPTION                        LOCATION
   -----------                -----------                        --------
      99                      News Release issued               Filed herewith
                              January 8, 1998




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